Fair Value of Financial Instruments	12 Months Ended
Dec. 31, 2019
Fair Value of Financial Instruments [Abstract]
Fair Value of Financial Instruments
Note 6. Fair Value of Financial Instruments

The following disclosure of the estimated fair value of financial instruments is made in accordance with the requirements of ASC 825, Financial Instruments. The estimated fair value amounts have been determined by the Company using the methods and assumptions described below. However, considerable judgment is required to interpret market data to develop estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Cash and Cash Equivalents

The Company used Level 1 inputs to determine the fair value of its cash and cash equivalents. As of December 31, 2019 and 2018, cost represented fair value of the Company’s cash and cash equivalents.

Accounts Receivable

The fair value of accounts receivable approximates their carrying value due to their short-term nature.

Revolving Credit Facility

The fair value of Turning Point’s revolving credit facility approximates its carrying value as the interest rate fluctuates with changes in market rates.

Note Payable – IVG

The fair value of the IVG Note approximates its carrying value of $4.2 million due to the recency of the note’s issuance, relative to the year ended December 31, 2019.

Long-Term Debt

Turning Point’s 2018 Credit Facility bears interest at variable rates that fluctuate with market rates. The carrying values of the long-term debt instruments approximate their respective fair values. As of December 31, 2019, the fair value of the 2018 First Lien Term Loan approximated $146.0 million. As of December 31, 2018, the fair values of the 2018 First Lien Term Loan and the 2018 Second Lien Term Loan approximated $154.0 million and $40.0 million, respectively.

In July 2019 Turning Point closed an offering of $172.5 million in aggregate principal amount of its 2.50% Convertible Senior Notes due July 15, 2024 (the “Convertible Senior Notes”). The Convertible Senior Notes fair value approximated $140.1 million, with a carrying value of $172.5 million as of December 31, 2019.

The fair value of Standard Outdoor’s promissory notes issued as partial consideration in the January and February 2018 asset acquisitions approximated $8.0 million as of December 31, 2019.

The fair value of SDI’s term loan debt issued in September 2019 approximates its carrying value as the interest rate fluctuates with changes in market rates. See Note 14, “Notes Payable and Long-Term Debt” for further information regarding the Company’s long-term debt.

Foreign Exchange

As of December 31, 2019 and 2018, Turning Point had forward contracts for the purchase of €0.0 million and €1.5 million, respectively. The fair value of the foreign exchange contracts was based upon the quoted market price that resulted in no gain or loss for the year ended December 31, 2019 and a loss of approximately $0.1 million for the year ended December 31, 2018. As there were no open contracts as of December 31, 2019, there is no resulting balance sheet position related to the fair value. The fair value of the foreign exchange contracts resulted in a liability of approximately $0.1 million as of December 31, 2018.

Interest Rate Swaps

Turning Point had swap contracts for a total notional amount of $70 million at December 31, 2019 and 2018. The fair values of the swap contracts are based upon quoted market prices for similar instruments, thus leading to a level 2 distinction within the fair value hierarchy, and resulted in a liability of $2.5 million and $0.9 million, respectively, as of December 31, 2019 and 2018.